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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Syntel, Inc. (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bharat Desai, Chairman, President, and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By  /s/ BHARAT DESAI
    ----------------------------------------
    BHARAT DESAI
    SYNTEL, INC.
    CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER
    March 24, 2003


         A signed original of this written statement required by Section 906 has been provided to Syntel, Inc. and will be retained by Syntel, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



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